SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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ALLIANCE RECOVERY CORPORATION

(Name of Registrant as Specified in Its Charter)

—————————————————————————————

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ALLIANCE RECOVERY CORPORATION

#390-1285 N. TELEGRAPH ROAD

MONROE, MICHIGAN 48162-3368

2005 ANNUAL MEETING OF SHAREHOLDERS

August 8, 2005

Dear Shareholder:

You are cordially invited to attend the 2005 annual meeting of shareholders of Alliance Recovery Corporation, which we will hold on Thursday, September 15, 2005, at 4:00 p.m., local time, at The Holiday Inn, Buffalo International Airport, 4600 Genesee Street, Cheektowaga, New York 14225.

The matters to be presented at the meeting are described in the Notice of 2005 Annual Meeting of Shareholders and Proxy Statement which accompany this letter.

We hope you will be able to attend the meeting, but, whatever your plans, we ask that you please complete, sign and date the enclosed proxy card and return it in the postage-paid envelope provided so that your shares will be represented at the meeting.

We look forward to seeing you at the meeting.

Sincerely yours,

/s/ Peter Vaisler

Peter Vaisler

Chairman of the Board of Directors,

President, Chief Executive Officer,

Principal Financial Officer and

Principal Accounting Officer

ALLIANCE RECOVERY CORPORATION

#390-1285 N. TELEGRAPH ROAD

MONROE, MICHIGAN 48162-3368

(519) 671-0417

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 15, 2005

Notice is hereby given that the Annual Meeting of Shareholders of ALLIANCE RECOVERY CORPORATION, a Delaware corporation (the “Company”), will be held at 4:00 P.M., Eastern Standard Time on Thursday, September 15, 2005, at The Holiday Inn, Buffalo International Airport, 4600 Genesee Street, Cheektowaga, New York 14225 for the following purposes:

1.	To elect three (3) directors to serve until the next annual meeting or until their successors are duly elected and qualified;
2.	To re-elect the Company’s present auditors, Webb & Company, P.A.;
3.	To approve the Company’s going public process; and
4.	To transact such other business as may properly be brought before the shareholders at the meeting or any postponement or adjournment thereof.

This notice, together with the accompanying proxy statement and enclosed proxy card, will be mailed to shareholders on or about August 19, 2005.

The board of directors has set the close of business on August 8, 2005 as the record date of the meeting. Shareholders of record at the close of business on August 8, 2005 are entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement of the meeting. Each share of common stock is entitled to one vote. The proxy card provided with the Proxy Statement indicates the number of shares of the Company’s common stock that you own and are entitled to vote.

A list of shareholders entitled to vote at the annual meeting will be available for inspection by our shareholders, for any purpose germane to the meeting, during ordinary business hours beginning ten days prior to the date of the annual meeting, at our executive offices at #390-1285 Telegraph Road, Monroe, Michigan 48162-3368.

All shareholders are cordially invited to attend the annual meeting.

By Order of the Board of Directors,

/s/ Enrico Moretti

Enrico Moretti, Assistant Secretary

Monroe, Michigan

August 8, 2005

Whether or not you expect to attend the annual meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed postage-paid envelope. If you are a holder of record, you may also cast your vote in person at the annual meeting. If your shares are held at a brokerage firm or bank, you must provide them with instructions on how to vote your shares.

ALLIANCE RECOVERY CORPORATION

________________________________________________________

2005 ANNUAL MEETING OF SHAREHOLDERS

SEPTEMBER 15, 2005

________________________________________________________

PROXY STATEMENT

________________________________________________________

TABLE OF CONTENTS

Page

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

SECURITY OWNERSHIP OF BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS, RE-ELECTION OF THE COMPANY’S AUDITORS AND APPROVAL OF THE COMPANY’S GOING PUBLIC PROCESS

CORPORATE GOVERNANCE

EXECUTIVE COMPENSATION

EQUITY COMPENSATION PLAN INFORMATION

RELATIONSHIP WITH INDEPENDENT AUDITORS

FEES PAID TO OUR INDEPENDENT AUDITORS

OTHER INFORMATION

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the annual meeting?

At the annual meeting, we are asking shareholders:

•	To elect three directors to hold office until the annual meeting of shareholders in 2005 and until their respective successors are duly elected and qualified; and
•	To re-elect the Company’s present auditors, Webb & Company, P.A.;
•	To approve the Company’s going public process; and
•	To transact such other business properly brought before the meeting or any adjournment or postponement of the meeting.

Who is entitled to notice of, and to vote at the annual meeting?

You are entitled to vote, in person or by proxy, at the annual meeting if you owned shares of our common stock as of the close of business (5:00 p.m. EST) on August 8, 2005, the record date of the annual meeting. On the record date, 18,792,156 shares of our common stock were issued and outstanding and held by 135 holders of record. Holders of record of our common stock on the record date are entitled to one vote per share at the annual meeting.

Who can attend the meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

If a majority of the shares of our common stock outstanding on the record date is represented either in person or by proxy at the annual meeting, a quorum will be present at the annual meeting. Shares held by persons attending the annual meeting but not voting, and shares represented in person or by proxy and for which the holder has abstained from voting, will be counted as present at the annual meeting for purposes of determining the presence or absence of a quorum.

A broker who holds shares in nominee or “street name” for a customer who is the beneficial owner of those shares may be prohibited from giving a proxy to vote those shares on any proposal to be voted on at the annual meeting without specific instructions from such customer with respect to such proposal. Accordingly, if a broker receives voting instructions from a customer with respect to one or more, but not all, of the proposals to be voted on at the annual meeting, the shares beneficially owned by such customer will not constitute “votes cast” or shares “entitled to vote” with respect to any proposal for which the customer has not provided voting instructions to the broker. These so-called “broker non-votes” will be counted as present at the annual meeting for purposes of determining whether a quorum exists.

How do I vote?

If you complete and properly sign and date the accompanying proxy card, and return it to us in the enclosed return envelope as soon as possible, it will be voted as you direct. If you are a registered shareholder and you attend the meeting, you may deliver your completed proxy card in person. “Street name” shareholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

All shares of our common stock represented by properly executed proxies received before or at the annual meeting will, unless revoked, be voted in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by such proxy card will be voted “FOR” the nominees for directors. You are urged to mark the box on your proxy to indicate how to vote your shares.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy card bearing a later date. In such event, the later submitted vote will be recorded and the earlier vote revoked. The powers of the proxy holders will be suspended if you are a holder of record and attend the meeting in person and so request, although attendance at the meeting will not itself revoke a previously granted proxy.

If your shares are held in “street name,” you should contact the institution that holds your shares to change your vote.

What are the board’s recommendations?

The board recommends a vote “FOR” each of the three director nominees; re-election of the Company’s auditors, Webb & Company, P.A. and approval of the Company’s going public process. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote “FOR” each of the above proposals.

We do not expect that any other matters will be brought before the annual meeting. If, however, other matters are properly presented, the persons named as proxies on the enclosed proxy card will vote the shares represented by properly executed proxies in accordance with their judgment with respect to those matters, including any proposal to adjourn or postpone the annual meeting.

What vote is required to approve the proposal?

Election of Directors; Re-election of the Company’s Auditor and Approval of the Company’s Going Public Process. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting is required for the election of the director nominees, re-election of the Company’s auditor and approval of the Company’s going public process. A properly executed proxy marked “withhold authority” with respect to: (i) the election of one or more directors will not be voted with respect to the director or directors indicated; (ii) re-election of the Company’s auditor will not be voted with respect to such auditor; and (iii) approval of the Company’s going public process will not be voted for such process. However, it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

Other Items. In the event other items are properly brought before the annual meeting, the affirmative vote of a majority of the votes cast, either in person or by proxy, at the meeting will be required for approval. A properly executed proxy marked “abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

As of the record date, our directors and executive officers and their affiliates owned and were entitled to vote approximately 10,790,000 shares of our common stock, which represented approximately 57.42% of our common stock outstanding on that date. We currently anticipate that all of these persons will vote their and their affiliates’ shares in favor of the election of all of the nominees to the board of directors, re-election of the Company’s auditor and approval of the Company’s going public process.

Who pays for the preparation of the proxy and soliciting proxies?

We do. In addition to sending you these materials, our directors, officers, and employees may solicit proxies by telephone or other electronic means or in person. These persons will not receive additional compensation for soliciting proxies.

What should I have received to enable me to vote?

In addition to this proxy statement, you should have received the accompanying notice of annual meeting and a proxy card. Since this is our first annual meeting as a 1934 Exchange Act company, we do not have a 2004 annual report to shareholders. In all future annual meetings, you will also receive the prior year’s annual report to shareholders. The mailing date of these materials is on or about August 19, 2005.

How can I obtain additional copies?

For additional copies of this proxy statement or the enclosed proxy card you should contact either our corporate office at #390-1285 N. Telegraph Road, Monroe, Michigan 48162-3368, telephone (519) 671-0417.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

The table below sets forth information regarding the beneficial ownership of our common stock as of August 5, 2005, by the following individuals or groups:

• each person whom we know beneficially owns more than 5% of our common stock,

• each of our directors and nominees for director,

• our named officer, and

• all of our directors, director nominees and executive officers as a group.

Name and address of Beneficial Owner	Amount and Nature of Beneficial Ownership (3)	Percent of Total Ownership

Peter Vaisler (1) 1133 St. Anthony Road London, Ontario, Canada N6H 2P9	7,750,000	41.24%

David Williams (2) 45 St. Claire Avenue West, Suite 1202 Toronto, ON M4V 1K9	2,800,000	14.90%

Walter Martin 20 Sandpiper Ct., Elmira, ON N3B 3C5	240,000	1.28%

Suzy Jafine (In Trust) (4) 80 West Dr. Brampton, ON L6T 3T6	1,450,000	7.72%

Saul Brothers Partnership (5) 2802 Sundown Ln., No. 210 Boulder, CO 80303	1,450,000	7.72%

Duffy Herman & Tricia Morris 1001 Kupulau Drive Khei, HI 96753	1,450,000	7.72%

Executive Officers and Directors as Group (3 Persons)	10,790,000	57.42%

(1) Mr. Vaisler owns his shares through Emerald City Corporation, S.A., a corporation domiciled in Costa Rica.

(2) Mr. Williams owns his shares through Roxborough Holdings Limited, a corporation domiciled in Ontario, Canada.

(3) None of the shareholders listed above has any rights to options, warrants, rights, conversion privileges or any other similar obligations.

(4) The shares held by Suzy Jafine are not in a voting trust.

(5) Saul Brothers Partnership is beneficially owned equally by Ron Saul, Richard Saul, Lawrence Saul and David Saul.

ELECTION OF DIRECTORS

Our board of directors is currently fixed at three members. The term of each director expires at the annual meeting. The board of directors has nominated each of Peter Vaisler, David Williams and Walter Martin, all of whom are current directors, to stand for re-election at the annual meeting, each to hold office until the next annual meeting of shareholders and until his respective successor is duly elected and qualified. We expect each nominee to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the board decides to reduce the number of directors.

The directors elected at the annual meeting will hold office until the 2006 annual meeting of shareholders and until their respective successors are duly elected and qualified.

The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting by the holders of shares of our common stock entitled to vote at the annual meeting is required for the election of these nominees. Proxies that are marked “Withhold Authority” and broker non-votes, if any, will not affect the outcome of the election of directors.

Our board of directors recommends shareholders vote “FOR” the election of the three nominees as directors.

Nominees for Election as Directors. The following table sets forth the nominees to be elected at the annual meeting, the year such nominee was first elected as a director, their ages as of August 5, 2005, and the positions currently held by each nominee with us:

Name and Year First Elected	Age	Position

Peter Vaisler (2001)	54	Chairman of the Board of Directors

David Williams (2004)	62	Director

Walter Martin (2004)	62	Director

——————

(1) Member of the audit committee.

(2) Member of the compensation committee.

(3) Member of the stock option committee

(4) Member of the special committee

The business experience of each nominee for director is set forth below as of August 5, 2005:

Peter Vaisler has been the President, CEO and Director of Alliance Recovery Corporation since inception November 2001. On February 11, 2005, he became our principal financial officer and principal accounting officer. Since 1995, Mr. Vaisler and a team of third party engineers and scientists have been working to develop the ARC Unit by integrating existing manufacturing and energy components into a single process system to thermally reduce waste rubber to a fuel oil for use as a feedstock to generate electricity. Using knowledge gleaned from research and development projects by several U.S. and international groups, Mr. Vaisler and his team applied existing chemical manufacturing processes to thermally reduce rubber to fuel oil for energy production. A by-product of the ARC thermal reduction of rubber to fuel oil is a commercial grade of carbon black. Mr. Vaisler and his team also developed and implemented strategies related to site selection, regulatory affairs, permitting and communications with a view to refining the business concept to the point that installation of the ARC Unit could be accomplished in various U.S. jurisdictions. Mr. Vaisler managed the engineering team and coordinated design and fabrication activities addressing technical refinements to the integration of “off-the-shelf” system components that will be purchased by Alliance for the first installation.

From 1979 to 1985, Mr. Vaisler was a senior executive for Topaz Foods Limited based in St. Thomas, Ontario, Canada. He was responsible for project management with a Canadian food manufacturer coordinating the design, installation, and start-up of a new manufacturing process, including conveyance and packaging machinery innovations. As a Project Manager, Mr. Vaisler coordinated the activities of European based engineers & fabricators, and North American contractors in connection with the use of fractional evaporators for manufacture of fruit and berry concentrates.

From 1986 to 1989, Mr. Vaisler worked for Corporate Planning Consultants based in London, Ontario, Canada. He assisted in technology based industries and health care institutions with the commercialization of technological innovations. As part of his responsibilities, Mr. Vaisler initiated technical and business activities pertaining to biomedical waste disposal utilizing “state-of-the-art” incinerators. His interest in the thermal reduction of rubber waste to fuel oil commenced during this period in his career.

In November 1989, Mr. Vaisler joined Conjoint Export Services. As Director of International Trade Development for a Canadian and U.S. initiative, he provided export market management services to primarily technology based manufacturers seeking both export and import market growth. Mr. Vaisler commenced his activities pertaining to the development of the ARC Unit in 1994. Mr. Vaisler obtained a Bachelor of Arts degree from the University of Western Ontario in 1974.

David Williams has been our director since 2004. He has business experience in the area of Investment Management. Mr. Williams graduated from Bishops University in Quebec, Canada in 1963 with a Bachelor of Business Administration, gaining his Masters in Business Administration from Queens’ University in Kingston, Ontario in 1964 and later was a recipient of a Doctor of Civil Laws from Bishops in 1996.

David Williams has been involved in the investment management business for over 30 years with experience in corporate finance. David began his career in the investment business as a bond and money market trader. From 1966, he acted as an investment analyst and portfolio manager with Hodgson, Roberton, Laing and Company, one of Canada’s oldest investment counseling firms. Mr. Williams’ responsibilities included; equity and fixed income analysis and management of personal investment portfolios. In 1966 David joined, and later became a senior partner of, Beutel Goodman and Company, a value management company dealing in equity and fixed income assets, with $30 million under management. Mr. Williams, along with several partners, successfully built the company to the point where it had $11.6 billion under management in 1993. David’s responsibilities over the years have included managing substantial institutional portfolios as well as extensive marketing and client liaison work with many of the firms’ most important clients demonstrating a large capacity for managing large portfolios. He ceased working for Beutel, Goodman and Company in December 1993. He has been managing Roxborough Holdings Limited since February 1994.

Mr. Williams currently includes charitable and special interests programs in his daily activities while remaining on the Board of Directors of such companies as: Bennett Environmental Inc. (TSX listed) ) which specializes in thermal treatment of contaminated soil; MetroOne Telecommunications Inc. (NASDAQ listed) which provides major telephone companies with enhanced directory services; and ReFocus Group Inc. (OTC BB listed) which is a medical treatment device company specializing in vision disorders.

Mr. Williams’ past directorships include: Drug Royalty Corporation Inc. which specializes in medical devices and pharmaceutical products; Equisure Financial Inc., a company involved in general and life insurance as well as financial planning; and Duff & Phelps LLC, a NASDAQ listed company with interest in middle market mergers and acquisitions.

Mr. Williams currently continues to manage Roxborough Holdings Ltd., a family owned private equity holding company that is an equity investor in a variety of private and public companies.

Walter Martin has been our director since 2004. Walter Martin brings more than two decades of corporate finance experience to the Company. Mr. Martin began his career with Versatile Investments before moving to Brightside Financial Corporation. In 1983 as one of three founders of Brightside Financial Mr. Martin helped built the Company to hold over 160 sales advisors administering over $1 Billion when it was sold to Assante Corporation. Mr. Martin continued to work for Assante Corporation after its buyout by Brightside until its full integration. From 1996 to the present, Mr. Martin has worked for Assante Corp., a financial planning firm based in Canada. He was a Vice President from 1996-2002, and a consultant from 2002 to the present. Mr. Martin currently sits as a member on the board of three companies in the software and mutual fund industries, as well as a charitable company serving refugees.

Executive Officers

The following table presents information with respect to our executive officer, as of August 5, 2005.

Name	Age	Position

Peter Vaisler	54	President & CEO, Principal Financial Officer, and Principal Accounting Officer

See above for Mr. Vaisler’s background

RE-ELECTION OF WEBB & COMPANY, P.A. AS THE COMPANY’S AUDITORS

Webb & Company, P.A., based in Boynton Beach, Florida was our independent auditor for the year ending December 31, 2004. In addition to preparing our audited financial statements for the year ending December 31, 2004, they assisted us in our SB-2 registration statement filed with the Securities and Exchange Commission by reviewing management's responses and providing comments regarding same.

Our board of directors recommends shareholders vote "FOR" the re-election of Webb & Company, P.A. as our independent auditor.

APPROVAL OF OUR GOING PUBLIC PROCESS

We are in the process of going public by having an NASD registered broker-dealer submit a Form 211 with the NASD for the purpose of obtaining a quotation of our common stock on the Over-The-Counter Bulletin Board. The first step in this process was filing an SB-2 registration statement with the Securities and Exchange Commission (“SEC”). We have undertaken this and have had the registration statement declared effective by the SEC.

Our board of directors recommends shareholders vote “FOR” the approval of our going public process.

CORPORATE GOVERNANCE

The board of directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. For purposes of determining the independence of each member of our board of directors and the committees of the board of directors, we have used the definition of independence contained in Nasdaq Marketplace Rule 4200(a)(15). Under applicable SEC rules and regulations, we are permitted to use this definition of independence even though our shares of common stock are not listed on Nasdaq or a national securities exchange.

Board of Directors Independence

Our board of directors reviews the relationships that each director has with us and other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of Nasdaq Marketplace Rule 4200(a)(15) and who the board of directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are considered to be independent directors. The board of directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ current and historic relationships with us; their relationships with management and other directors; the relationships their current and former employers have with us; and the relationships between us and other companies on which our board members are directors or executive officers. After evaluating these factors, the board of directors has determined that Mr. Walter Martin and Mr. David Williams of the three members are “independent” as defined by Nasdaq Marketplace Rule 4200(a)(15), all applicable rules and regulations of the SEC, and for purposes of Rule 162(m) of the Internal Revenue Code of 1986, as amended.

Nominations of Candidates for Director

Since we have recently become subject to the 1934 Exchange Act, we do not currently have a nominating committee or a committee performing similar functions. The full Board of Directors in consultation with the our Chief Executive Officer, acts as a nominating committee for the selection of nominees for director and each director participates in the nomination process. In conjunction with a regular scheduled board meeting, the board accepted nominations for directors and discussed the qualifications of each nominee. The Board also considers candidates recommended by shareholders for election as directors. Such recommendations should be sent to the Board of Directors in care of the Corporate Secretary at the Company’s headquarters, and should include information as to the candidate’s name, biographical data and qualifications. In order for nominees recommended by the shareholders to be considered at the annual meeting, nominations must be received by us no later than 120 days prior to the date of the annual meeting. The Board believes that all nominees for director, including shareholder nominees, must have demonstrated leadership capabilities, possess substantial business or other professional experience in the primary or similar market area served by the us, be of sound mind and high moral character, have no personal or financial interest that would conflict with the interests of the Company, and be willing and able to commit the necessary time for Board and committee service.

Shareholder Communications

Our board of directors believes that it is important for our shareholders to have a process to send communications to the board. Accordingly, shareholders desiring to send communications to the board of directors, or to a specific director, may do so by delivering a letter to the Secretary of Alliance Recovery Corporation at at #390-1285 N. Telegraph Road, Monroe, Michigan 48162-3368. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “shareholder-board communication” or “shareholder-director communication.” All such letters must identify the author as the shareholder and clearly state whether the intended recipients of the letter are all members of our board of directors or certain specified individual directors. The Secretary will open such communications and make copies, and then circulate them to the appropriate director or directors.

Policy Concerning Director Attendance at Annual Shareholders’ Meetings

While we encourage all members of our board of directors to attend our annual shareholders’ meetings, there is no formal policy as to their attendance at annual shareholders’ meetings.

Code of Ethics

The board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, senior financial officers, and persons performing similar functions. We will provide to any person, without charge, a copy of these codes of ethics on the written request of any such person addressed to the Secretary at Alliance Recovery Corporation, at #390-1285 N. Telegraph Road, Monroe, Michigan 48162-3368.

Meetings of the Board of Directors

Since two our three directors began serving on our board of directors in 2004 and Mr. Vaisler was our only director, we did not technically have any director meetings in 2004.

Committees of the Board of Directors

Since two our three directors began serving on our board of directors in 2004 and Mr. Vaisler was our only director, we have not yet designated board members to be on our four committees: the audit committee, the compensation committee, the stock option committee, and the special committee. This will be determined at our first board meeting after our annual shareholders meeting. Information regarding the functions of the Board’s committees is described below.

Audit Committee – Meetings (None)

Function	Members
• Recommends independent auditors	To be determined
• Reviews internal financial information
• Reviews report of audit and management letter
• Participates in the determination of the adequacy of the internal accounting control
• Reviews the results of audits with the independent auditors
• Oversees quarterly and yearly reporting
• Responsible for policies, procedures and other matters relating to business integrity, ethics and conflicts of interests

——————

The Board of Directors has not adopted a charter for the Audit Committee.

Compensation Committee – Meetings (None)

Function	Members
• Review and approve compensation and benefits plans	To be determined
• Establish and approve compensation of officers

The Board of Directors has not adopted a charter for the Compensation Committee.

Stock Option Committee – Meetings (None)

Function	Members
• Administers stock option plans	To be determined

Special Committee – Meetings (4)

Function	Members
• Engage market maker to submit a Form 211 to obtain a quotation of the Company’s common stock on the OTC Bulletin Board	To be determined

Compensation of Directors

Directors are permitted to receive fixed fees and other compensation for their services as directors. The Board of Directors has the authority to fix the compensation of directors. No amounts have been paid to, or accrued to, directors in such capacity. During 2004, we did not pay any fixed fees or other compensation for directors services.

Report of the Audit Committee

The following paragraphs constitute information required pursuant to paragraph (d)(3) of Item 7 of the Exchange Act Rules. In accordance with these rules, the information provided in this Proxy Statement shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission, or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act. This information shall also not be deemed to be incorporated by reference into any filings by us with the SEC, notwithstanding the incorporation of this Proxy Statement into any filings.

The audit committee oversees our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling our oversight responsibilities as the audit committee, we have reviewed and discussed the audited financial statements in the annual report with the other members of management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. Since we did not designate any of our board members for the audit committee, the Committee did not hold any meetings during fiscal year 2004.

In the future, acting as a Committee, we will review and discuss with the independent auditors, who are responsible for expressing an opinion on the conformity of our financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Committee by SAS 61. In addition, we will discuss with the independent auditors the auditors’ independence from management and the Company, and will receive the written disclosures and the letter from the independent auditors required by the Independence Standards Board No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and will consider the compatibility of non audit services with the auditors’ independence.

We will discuss with our independent auditors the overall scope and plans for their audit. We will meet with the independent auditors to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, we will recommend to the board of directors that the audited financial statements be included in our annual report on Form 10-KSB for all future years for filing with the Securities and Exchange Commission.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

Summary Compensation Table. The following table sets forth information concerning the annual and long-term compensation awarded to, earned by, or paid to the named executive officer for all services rendered in all capacities to our company, or any of its subsidiaries, for the years ended December 31, 2004, 2003 and 2002:

SUMMARY COMPENSATION TABLE

Annual Compensation	Long-Term Compensation
Name and Principal Position	Year	Salary*	Bonus	Other Annual Compensation	Securities Restricted Stock Award(s)	Securities Underlying Options

Peter Vaisler (1)(2)	2004	$ 250,000	-0-	-0-	-0-	-0-
CEO & President	2003	$ 250,000	-0-	-0-	-0-	-0-
	2002	$ 250,000	-0-	-0-	-0-	-0-

* Represents non-salary compensation pursuant to Mr. Vaisler's consulting agreement with us. Please note that Mr. Vaisler has accrued, but deferred such compensation and as noted below, his actual employment agreement will not become effective until our registration statement is declared effective (which occurred on July 7, 2005) and we obtain sufficient funding to support such compensation.

(1) In 2005, Mr. Vaisler will also be entitled to compensation of $250,000 per year based on his consulting agreement with us.

(2) Mr. Vaisler has agreed to defer his employment agreement and the compensation thereunder until such time as we are fully financed.

Option Grants Table. The following table sets forth information concerning individual grants of stock options to purchase our common stock made to the executive officer named in the Summary Compensation Table during fiscal 2003 and 2004 to date.

OPTIONS GRANTS IN LAST FISCAL YEAR

Name	(Individual Grants) Number of securities underlying options granted (#)	Percent of total Options Granted to employees in last fiscal year	Exercise or base Price ($/Share)	Expiration Date

Peter Vaisler	-0-	N/A	N/A	N/A

Aggregated Option Exercises and Fiscal Year-End Option Value Table. The following table sets forth certain information regarding stock options exercised during fiscal 2003 and 2004 to date, by the executive officer named in the Summary Compensation Table.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

Name	Shares acquired on exercise (#)	Value realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End($)(1) Exercisable/ Unexercisable

Peter Vaisler	-0-	N/A	-0-	-0-

Employment Agreement

We have a five-year employment agreement with Mr. Vaisler to act as our President and Chief Executive Officer on a full-time basis. The agreement will commence on the date that this SB-2 Registration Statement is declared effective by the SEC and will expire five years from such date. The annual base salary is $250,000 with additional cash compensation as defined in the agreement. He also receives an automobile allowance, and we shall use our best efforts to maintain Director’s and Officer’s liability insurance. We will also provide contributions to any self-directed employee benefit plan. While employed by us, Mr. Vaisler will provide us with certain technology at no cost to us until the end of the employment term. In the event Mr. Vaisler is no longer employed by us, the technology that he has provided to us may be used by us for a one time fee equal to the current replacement value of such technology determined by an engineer’s opinion acceptable to both parties. We may terminate Mr. Vaisler’s employment agreement for “cause.” Either party may terminate the employment agreement with thirty (30) days prior written notice to the other party.

Consulting Agreement

We have a consulting agreement with Peter Vaisler, who is also our President and Chief Executive Officer. The consulting agreement calls for Mr. Vaisler to provide technology that he has developed for us, along with the use of his know-how and industry contacts to facilitate the realization of our business objectives. Mr. Vaisler will be paid U.S.$250,000 annually for his consulting services. The consulting agreement commenced on December 1, 2001 and expires on December 1, 2006. Upon the commencement of Mr. Vaisler's employment agreement set forth above (when our SB-2 registration statement is declared effective by the SEC, which occurred on July 7, 2005 and we obtain sufficient funding to support such compensation in the employment agreement), the consulting agreement shall terminate.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information as of August 8, 2005, with respect to compensation plans under which our equity securities are authorized for issuance:

	(a)	(b)	(c)
	_________________	_________________	_________________
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)

Equity compensation	None
plans approved by
security holders

Equity compensation	None
plans not approved
by security holders

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have a five-year employment agreement with Peter Vaisler, our CEO and President, to act as our President and Chief Executive Officer on a full-time basis. The agreement commenced in July 2005, the date that our SB-2 Registration Statement was declared effective by the SEC and will expire five years from such date. While employed by us, Mr. Vaisler will provide us with certain technology at no cost to us until the end of the employment term. In the event Mr. Vaisler is no longer employed by us, the technology that he has provided to us may be used by us for a one time fee equal to the current replacement value of such technology determined by an engineer’s opinion acceptable to both parties. We may terminate Mr. Vaisler’s employment agreement for “cause.” Either party may terminate the employment agreement with thirty (30) days prior written notice to the other party.

We also had a consulting agreement with Mr. Vaisler. The consulting agreement required for Mr. Vaisler to provide technology that he developed for us, along with the use of his know-how and industry contacts to facilitate the realization of our business objectives. The consulting agreement commenced on December 1, 2001 and expires on December 1, 2006. Upon the commencement of Mr. Vaisler’s employment agreement set forth above (when this SB-2 registration statement is declared effective by the SEC), the consulting agreement shall terminate.

LEGAL PROCEEDINGS

We are not a party to any pending legal proceeding. We are not aware of any contemplated proceeding by a governmental authority. Also, no director, officer, or affiliate, any owner of record or beneficially of more than five percent of our outstanding common stock, or security holder, is a party to any proceeding in which he or she is a party adverse to us or has a material interest adverse to us.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Webb & Company, P.A. (“WC”) have served as our independent auditors since ADD DATE, and audited our financial statements for the year ended December 31, 2004. WB will be engaged by our audit committee to audit our financial statements for the year ended December 31, 2005. We had no disagreements with WC on accounting and financial disclosures. WC’s work on our audit for 2004 was performed by full time, permanent employees and partners of WC.

Representatives of WC will not be present at the annual meeting. However, any questions can be submitted and WC will respond to appropriate questions from shareholders in a reasonable time after the annual meeting.

The Securities and Exchange Commission’s final Rule on Auditor Independence requires us to make the following disclosures regarding the amount of fees billed by our independent auditors and the nature of the work for which these fees were billed:

PRINCIPAL ACCOUNTANT FEES AND SERVICES

For the fiscal years ended December 31, 2004 and 2003, the aggregate fees billed by Webb & Company, P.A. ("WC") were as follows:

Audit Fees

WC billed us $5,263 and $6,836 for professional services rendered for the audit of our annual financial statements for the years ended December 31, 2003 and 2004, respectively. WC billed us $0 and $3,145 per quarter for the review of the financial statements included in our SB-2 registration statement during fiscal 2004.

Audit-Related Fees

We paid WC $3,449 for audit-related fees in connection with SEC comment letters in 2004 and 2005. WC did not bill us for audit-related fees for the years ended December 31, 2003, as no audit-related services were performed during such year.

Tax Fees

We paid WC $0 and $0 for tax fees for the years ended December 31, 2004 and 2003, respectively, for tax services performed during such years.

All Other Fees

Aggregate fees billed by WC for other services for the years ended December 31, 2004 and 2003, were $0 and $0, respectively.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our directors and executive officers, and persons who own more than 10 percent of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish us with all Section 16 reports they file.

Since we have recently become subject to the 1934 Exchange Act reporting requirements, we have not undertaken any Section 16 filing requirements applicable to our officers, directors and 10 percent beneficial owners.

Annual Report on Form 10-K

Since we have recently become subject to the 1934 Exchange Act reporting requirements, we were not required to file our Annual Report on Form 10-KSB for the year ended December 31, 2004.

Shareholder Proposals

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some shareholder proposals may be eligible for inclusion in our proxy statement for our 2006 annual meeting of shareholders. To be eligible for inclusion in our 2005 proxy statement, any such proposals must be delivered in writing to our Corporate Secretary at at #390-1285 N. Telegraph Road, Monroe, Michigan 48162-3368 no later than January 15, 2006, and must meet the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. The submission of a shareholder proposal does not guarantee that it will be included in our proxy statement. Notice of a shareholder’s proposal submitted for consideration at the annual meeting of shareholders, which is not submitted for inclusion in our proxy statement, will be considered untimely on April 15, 2006, and the persons named in the proxies solicited for the 2006 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

Other Matters

As of the date of this proxy statement, our board of directors does not know of any other matters that will be presented for consideration at the annual meeting other than as described in this proxy statement. If, however, any other matters are properly brought before the annual meeting, it is intended that the persons named as proxies will vote in accordance with their best judgment with respect to such matters.

By Order of the Board of Directors

/s/ Peter Vaisler

Peter Vaisler

Chairman of the Board of Directors

FORM OF PROXY

ALLIANCE RECOVERY CORPORATION

PROXY FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS

OF ALLIANCE RECOVERY CORPORATION

SEPTEMBER 15, 2005

The undersigned, a holder of common stock of ALLIANCE RECOVERY CORPORATION, a Delaware corporation, hereby revoking any proxy heretofore given, does hereby appoint Peter Vaisler, David Williams, and Walter Martin, and each of them, with full power to act alone, the true and lawful attorneys-in-fact and proxies of the undersigned, with full powers of substitution, and hereby authorize(s) them and each of them, to represent the undersigned and to vote all shares of our common stock that the undersigned is entitled to vote at our 2005 Annual Meeting of Shareholders, to be held on September 15, 2005 at 4:00 p.m., local time, at the Holiday Inn, Buffalo International Airport, 4600 Genesee Street, Cheektowaga, New York 14225, and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING: (1) ELECTION OF DIRECTORS; (2) RE-ELECTION OF OUR AUDITORS, WEBB & COMPANY, P.A.; AND (3) APPROVAL OF OUR GOING PUBLIC PROCESS.

(Please sign and date on reverse side)

————————————————

Annual Meeting of Shareholders

ALLIANCE RECOVERY CORPORATION

September 15, 2005

Please Detach and Mail in the Envelope Provided

—————————————————————————

A ?| Please mark your vote as in this example.

1. ELECTION OF DIRECTORS.

VOTE FOR EACH OF THE NOMINEES LISTED AT RIGHT	WITHHOLD AUTHORITY FOR ALL NOMINEES	NOMINEES FOR ELECTION AS DIRECTORS
☐	☐	Peter Vaisler
David Williams
Walter Martin

INSTRUCTIONS:

To withhold authority to vote for any individual nominee, write that Nominee’s name on the line provided below:

——————————————————————————————————————

2. RE-ELECTION OF WEBB & COMPANY, P.A.

FOR [	]	AGAINST ☐	ABSTAIN	[	]

3. APPROVAL OF THE COMPANY’S GOING PUBLIC PROCESS

FOR [	]	AGAINST ☐	ABSTAIN	[	]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

The undersigned hereby acknowledges receipt of the notice of annual meeting and proxy statement as well as a copy of our audited financial statements for the year ending December 31, 2004 of Alliance Recovery Corporation.

IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

Signature _________________________________________  Dated: _____________, 2005.

Signature _________________________________________  Dated: _____________, 2005.

IF SHARES HELD JOINTLY

NOTE: Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If the holder is a corporation or partnership, the full corporate or partnership name should be signed by a duly authorized officer.